LEGG MASON PARTNERS VARIABLE EQUITY TRUST

SUPPLEMENT DATED MARCH 22, 2010
TO THE SUMMARY PROSPECTUS
DATED FEBRUARY 26, 2010 OF

LEGG MASON CLEARBRIDGE
VARIABLE LARGE CAP GROWTH PORTFOLIO — CLASS II SHARES

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated February 26, 2010, as supplemented on March 12, 2010 and as may be amended or further supplemented, the fund’s statement of additional information, dated February 26, 2010, as supplemented on March 12, 2010 and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2009, are incorporated by reference into this Summary Prospectus.

FDXX012349